UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Earliest event reported) June 14, 2006

                           BIOPHAN TECHNOLOGIES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                    0-26057                  82-0507874
           ------                    -------                  ----------
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)            file number)            Identification No.)

            150 Lucius Gordon Drive, Suite 215
                  West Henrietta, New York                          14586
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            (Address of principal executive offices)              (Zip code)

                                 (585) 214-2441
                        --------------------------------
                         (Registrant's telephone number
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure

      On June 14, 2006, we issued a press release announcing that, as part of a restructuring of our Board of Directors, two members of our Board have agreed not to stand for re-election at the 2006 Annual Meeting, scheduled to be held on July 18, 2006. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits

(c) Exhibits

Number            Exhibit
------            -------

  99.1 Press Release dated June 14, 2006 entitled "Biophan Restructures Board to Qualify for Listing on National Exchange; New Five Person Board Meets Independence Requirements"


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BIOPHAN TECHNOLOGIES, INC.

Date: June 14, 2006                        /s/ Darryl L. Canfield
                                           ----------------------
                                           Darryl L. Canfield
                                           Chief Financial Officer